Exhibit 99.1

THE OBLIGATIONS, LIABILITIES AND INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH HEREIN TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY THE COMPANY (DEFINED BELOW) UNDER AND PURSUANT TO THE REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT, DATED AS OF JUNE 10, 2003 BY AND BETWEEN THE COMPANY, CERTAIN AFFILIATES OF THE COMPANY AND THE SENIOR LENDER (DEFINED BELOW), AND EACH OTHER "LOAN DOCUMENT" (AS DEFINED THEREIN), EACH AS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, AND ANY OTHER HOLDER OF INSTITUTIONAL DEBT (DEFINED BELOW), AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY SUCH SUBORDINATION PROVISIONS.

                                                                   $2,000,000.00

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.

                          SUBORDINATED PROMISSORY NOTE

     ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (along with its subsidiaries, the "Company"), promises to pay to Charles Henri Weil (the "Holder") the principal sum of two million dollars and 00/100 cents ($2,000,000.00) on the Maturity Date (as defined below).

     Pursuant to this subordinated promissory note (the "Note"), the Holder is funding two million dollars ($2,000,000.00) in cash or other immediately available funds to the Company on the date of execution hereof.

     This Note shall mature on the date (the "Maturity Date") that is the earlier of (a) four (4) months (the "Term") from the date of this Agreement (the "Effective Date") or (b) upon a Change of Control (as defined below), in either case, only after (i) all amounts due under any and all agreements or other instruments evidencing the Company's Institutional Debt (as defined below) have been indefeasibly paid in full in cash or (ii) the holder of the Company's Institutional Debt consents in writing to the repayment of the principal amount hereof. Provided, however, that if the principal amount hereof is not paid at the Maturity Date, such failure to pay shall result in an Event of Default as described in Section 1 below.

     For purposes of this Note, a "Change of Control" shall be deemed to occur on the effective date of any merger, consolidation, or reorganization which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than an majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all of its assets. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to

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

another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale, or disposition own, directly or indirectly, immediately following such merger, consolidation, sale, or disposition at least a majority of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale, or disposition.

     For purposes of this Note, "Institutional Debt" means the principal of and premium, if any, and interest on (including interest which accrues after a bankruptcy, notwithstanding any law to the contrary), and any other indebtedness, obligations, liabilities, charges, fees, costs, and expenses payable pursuant to the terms of agreements or instruments creating or evidencing indebtedness of the Company outstanding as of the date of initial issuance of this Note or indebtedness thereafter created, assumed, incurred, or guaranteed by the Company and its affiliates, and all renewals, extensions, and refinances thereof, which is payable to banks, commercial finance companies, insurance companies or other institutional lenders including, without limitation, CapitalSource Finance LLC and its affiliates, its successors, assigns or other transferees (the "Senior Lender").

     Upon the Effective Date of this Agreement, the Holder of this Note will earn a Holder's Fee equal to two hundred thousand (200,000) warrants in the form attached hereto as Exhibit A, (the "Holder's Fee") due and payable upon the Effective Date. Copies of all credit agreements and other instruments evidencing the Company's Institutional Debt are available for the Holder's review at the Company's executive offices. Any outstanding principal balance of this Note shall be payable in cash or other immediately available funds to the Holder upon the earlier of (i) the Maturity Date, or (ii) upon acceleration of all amounts due and owing hereunder in accordance with the terms hereinafter set forth. The principal amount may be paid before the Maturity Date, in full or in part, subject to obtaining the prior written consent of any holders of the Company's Institutional Debt, at any time by providing the Holder thirty (30) days written notice of its intent to prepay all or any part of the Note.

     1.   Events of Default. Subject to the terms of any agreements or
          -----------------
instruments evidencing the Company's Institutional Debt, and subject to the rights of the holders of such Institutional Debt, the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:

          (a) nonpayment by the Company of any portion of the principal or Holders Fee when due in accordance with the terms hereof;

          (b) the Company (i) suspending or discontinuing its business, (ii) making an assignment for the benefit of creditors, or (iii) filing a voluntary petition in bankruptcy or having a petition in bankruptcy filed against it.

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

     If an Event of Default occurs, then, subject to the terms of any agreements or instruments evidencing the Company's Institutional Debt, and subject to the rights of the holders of such Institutional Debt, (i) the Holder may declare the principal amount of this Note, to be immediately due and payable, and (ii) Holder will receive an additional Holders Fee. Additionally, with the passing of each four (4) month Term of the Note, the Holder will continue to receive additional Holder's Fees until such time that the principal amount of the Note is paid in full to Holder. In no event shall Holder seek remedies from Company as a result of an Event of Default outside that which is set forth in this
Section 1.

     2.   Use of Proceeds. The Company shall use the proceeds obtained from the
          ---------------
sale of this Note for, among other things, its working capital needs.

     3.   Subordination.
          -------------

          (a)  Subordination of Payment. The Holder hereby: (i) subordinates all
               ------------------------
obligations, liabilities, indebtedness, claims and demands arising hereunder to all of the Institutional Debt; and (ii) agrees that payment of principal and any other amounts owing hereunder is hereby expressly subordinated to payment in full of the Institutional Debt (including without limitation all interest accruing on any Senior Debt or any financing provided by Senior Lender after the commencement of any proceeding described in Section 1(d) hereof).

          (b)  Unsecured Note. The Holder and the Company agree that this Note
               --------------
and the obligations, indebtedness and liabilities evidenced hereby, are, and at all times shall be, unsecured.

          (c)  Limit on Enforcement Actions by the Holder. The Holder hereby
               ------------------------------------------
agrees not to accelerate, demand, sue for, commence any collection or enforcement action or proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property, and whether by set off or otherwise, in respect of the principal or any other payment in connection with the obligations, liabilities and indebtedness evidenced hereby; or incur any debt or liability to, or receive any loan, return of capital, advance, gift, dividend or any other transfer of any property whether real or personal, or tangible or intangible, from the Company with respect to the obligations, liabilities and indebtedness evidenced hereby (each, an "Enforcement Action") until the Institutional Debt shall have been paid in full with interest (including without limitation interest during any bankruptcy or similar proceeding involving the Company, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

          (d)  Bankruptcy, Insolvency, Etc. Upon any bankruptcy, insolvency,
               ---------------------------
dissolution, receivership, or other proceeding involving the Company or its property, the Holder agrees that all Institutional Debt shall first be indefeasibly paid in full in cash before any payment or distribution of any kind is made to the Holder of this Note and any payment or distribution that may be made with respect to this Note, whether in cash, securities, or otherwise, shall be held

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

in trust for the benefit of the holder of the Institutional Debt and immediately upon receipt delivered to the holder of the Institutional Debt until all Institutional Debt has been paid in full and the Holder shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries. The Holder shall take no actions which would (i) impair any rights or interests of the Senior Lender under any Loan Document or of any other holder of Institutional Debt under any other agreement or instrument or under this Section 3, (ii) contest the validity or enforceability of the Institutional Debt, any Loan Document, any other agreement or instrument evidencing or relating to the Institutional Debt, Section 3 of this Note or any of the respective terms thereof, or (iii) impair the ability of the Senior Lender or any other holder of Institutional Debt to enforce and collect the Institutional Debt or to preserve, protect and realize upon any collateral security.

          (e)  Unauthorized Distributions Held in Trust. The Holder hereby
               ----------------------------------------
agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by the Holder in contravention of the terms of subordination set forth in this Section 3, such payment or distribution shall be held by the Holder, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Senior Lender, for application to all amounts due under the Institutional Debt remaining unpaid until such amounts shall have been paid in full. The Holder hereby assigns to the Senior Lender all rights of the Holder to any such payments or distributions, which the Senior Lender may exercise in the name of the Payee, and agree to execute such instruments as may be required by the Senior Lender to enable the Senior Lender to enforce such claims.

          (f)  Notation of Subordination. The Holder agrees to note on the face
               -------------------------
of any promissory note or other instrument issued by the Company evidencing the indebtedness under this Note that such promissory note or other instrument is subject to the terms and conditions set forth herein.

          (g)  Rights of Senior Lender or other Holder of Institutional Debt
               -------------------------------------------------------------
Regarding Company. This Section 3 is a continuing agreement of subordination and
-----------------
the Senior Lender or any other holder of Institutional Debt may continue to make loans to or otherwise accept the obligations of the Company in reliance hereon, without notice to the Holder, and may make renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Institutional Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by the Senior Lender without notice to or consent of the Holder and without impairing or affecting the rights hereunder of Senior Lender or any other holder of the Institutional Debt.

          (h)  Intended Third-Party Beneficiaries. The Senior Lender and any
               ----------------------------------
other holder of the Institutional Debt is the intended third party beneficiary of Section 3 of this Note and each other provision of this Note which refers to or relates to the Institutional Debt.

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

     4.   Miscellaneous.
          -------------

          (a)  Usury. Nothing herein contained, nor any transaction related
               -----
hereto, shall be construed or so operate as to require the Company to pay interest at a greater rate than is now lawful, or to make any payment, or to do any act contrary to law.

          (b)  Ownership. The Holder shall be deemed to be the owner of this
               ---------
Note for all purposes, and the full payment of the Holder's Fee and principal under this Note to the Holder shall constitute the full and complete discharge of the Company for such purposes.

          (c)  Assignment. This Note and the rights, obligations and duties of
               ----------
the Company or the Holder hereunder shall not be assignable or otherwise transferable by either party; provided, however, that in the event that Company is acquired by another entity and becomes a wholly-owned subsidiary of that entity, then all references herein to Company shall also be applicable to its shareholder and such shareholder shall be bound by the terms hereof as if it were the Company.

          (d)  Modification. No term or provision contained herein may be
               ------------
modified, amended or waived except by written agreement or consent signed by the party to be bound thereby. Notwithstanding the foregoing, without the prior written consent of Senior Lender : (i) this Note shall not be materially modified, amended or otherwise changed; and (ii) Section 6 of this Note and each other provision of this Note which specifically refers to or relates to the Institutional Debt shall not be modified, amended, otherwise changed or waived.

          (e)  Binding Effect and Benefit. This Note shall inure to the benefit
               --------------------------
of, and shall be binding upon, the parties hereto, their heirs, executors, administrators, personal representatives, successors in interest and permitted assigns.

          (f)  Further Assurances. Company and Holder agree that from time to
               ------------------
time hereafter, upon request, each party will, at such party's sole expense, execute and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of this Note.

          (g)  Governing Law; Waiver of Jury Trial. This Note shall be
               -----------------------------------
interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Delaware. As part of the consideration for new value this day received, the Holder hereby consents to the jurisdiction of any state or federal court located within Wilmington, Delaware. Each of the Company and the Holder hereby irrevocably and unconditionally waives trial by jury in any suit or proceeding arising out of or related to this Note.

          (h)  Incorporation by Reference. All exhibits and documents referred
               --------------------------
to in this Note shall be deemed incorporated herein by any reference thereto as if fully set out herein.

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

          (i)  Headings and Captions. Subject headings and captions are included
               ---------------------
for convenience purposes only and shall not affect the interpretation of this agreement.

          (j)  Notice. All notices, requests, demands and other communications
               ------
permitted or required hereunder shall be in writing, and either (i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, (iii) mailed by certified or registered mail, postage prepaid, return receipt requested or (iv) sent by telex, telegraph or other facsimile transmission as follows:

          If to Company addressed or       Access Worldwide Communications, Inc.
          delivered in person to:          4950 Communications Avenue, Suite 300
                                           Boca Raton, Florida  33431
                                           Attention: Mark Wright
                                           Phone: 561-226-5000
                                           Fax:  800-569-1587

          If to the Holder,
                                           -------------------------------------
          addressed or delivered
                                           -------------------------------------
          in person to:
                                           -------------------------------------

                                           -------------------------------------
or to such other address as either party may designate by notice in accordance with this Section.

     Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received.

          (k)  Severability. If any portion of this Note is held invalid,
               ------------
illegal or unenforceable, such determination shall not impair the enforceability of the remaining terms and provisions herein, which may remain effective, and to this end this Note is declared to be severable.

          (l)  Waiver. No waiver of a default, breach or other violation of any
               ------
provision of this Note shall operate or be construed as a waiver of any subsequent default, breach or other violation or limit or restrict any right or remedy otherwise available. No delay or omission on the part of the Holder to exercise any right or power arising by reason of a default shall impair any such right or power or prevent its exercise at any time during the continuance thereof.

          (m)  Gender and Pronouns. Throughout this agreement, the masculine
               -------------------
shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

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

          (n)  Entire Agreement. This Note constitutes the entire agreement of
               ----------------
the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein.

                         [SIGNATURES ON FOLLOWING PAGE]

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

                       [SIGNATURE PAGE TO PROMISSORY NOTE]

     IN WITNESS WHEREOF, the Company has signed and sealed this Note on this 12th day of June, 2006.

                                         ACCESS WORLDWIDE COMMUNICATIONS, INC.


                                         By:
                                            ----------------------------------
                                            Shawkat Raslan
                                            Chairman and Chief Executive Officer

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